Other short term borrowings	12 Months Ended
Dec. 31, 2014
Short-term Debt [Abstract]
Short-term Debt [Text Block]

Note 23 – Other short-term borrowings

The following table presents a breakdown of other short-term borrowings at December 31, 2014 and 2013.

(In thousands)	2014	2013
Advances with the FHLB paying interest at maturity, at fixed rate of 0.39% (2013 - 0.44%)	$20,000	$400,000
Others	1,200	1,200
Total other short-term borrowings	$21,200	$401,200

The maximum aggregate balance outstanding at any month-end was approximately $ 801 million (2013 - $ 1,226 million). The weighted average interest rate of other short-term borrowings at December 31, 2014 was 0.36% (2013 – 0.38%). The average aggregate balance outstanding during the year was approximately $ 154 million (2013 - $729 million). The weighted average interest rate during the year was 0.44% (2013 – 0.41%).

Note 24 presents additional information with respect to available credit facilities.